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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of earliest event reported: May 10, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada             000-17082                    N/A
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 10, 2005, the Executive Compensation Committee (the "Compensation Committee) of QLT Inc. approved the 2005 Incentive Plan (the "Plan"). The Plan is a cash bonus plan in which the executive officers of QLT are eligible to participate. The Plan provides cash bonuses based on the achievement of goals related to individual and/or corporate performance in 2005. The amount of the cash bonus that executive officers are eligible to receive is based on a predetermined target percentage of base salary and is subject to the achievement of corporate and/or individual goals, as follows:

                                                         RANGE OF POSSIBLE BONUS
                                  TARGET BONUS (AS A     PAYMENT (AS A % OF BASE      WEIGHTING BETWEEN CORPORATE
             LEVEL                % OF BASE SALARY)              SALARY)                 AND INDIVIDUAL GOALS
-----------------------------------------------------------------------------------------------------------------
Chief Executive Officer          75%                   0 - 150%                     100% Corporate
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Chief Financial Officer, Chief   45%                   0 - 90%                      80% Corporate/20% Individual
Business Officer and Chief
Medical Officer
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Other Senior Vice Presidents     40%                   0 - 80%                      75% Corporate/25% Individual
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Vice Presidents who are          40%                   0 - 80%                      75% Corporate/25% Individual
Executive Officers
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

      The individual goals relate to the individual executive officer's area of responsibility and are designed to facilitate the achievement of the QLT's corporate goals. Executive officers may attain between 0% and 200% of his or her individual goals, depending on performance. Executive officers may attain between 0% and 200% of a corporate goal, depending on the extent to which the goal is achieved. The following is the nature and relative weighting of the corporate goals and stretch goals:

      o Achievement of Visudyne, Eligard and total product sales growth objectives: 25%

      o  Achievement of prescribed earnings per share target: 10%

      o Achievement of specified objectives relating to research & development opportunities, clinical development progress and manufacturing efficiencies: 40%

      o Achievement of specified business development objectives regarding pipeline and product expansion: 20%

      o  Support of high performance culture: 5%


      The Compensation Committee, in its sole discretion, may (a) eliminate, increase or reduce the bonus payable to any participant above or below that which otherwise would be payable under the payout formula, (b) determine whether or not any bonus will be paid in the event of a participant's termination of service prior to the end of the performance period and (c) modify or terminate the Plan at any time.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.          Description
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     10.1                 QLT Inc. 2005 Incentive Plan

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                                    SIGNATURE

Pursuant to the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QLT INC.
                                       (Registrant)


                                       By: /s/ Paul Hastings
                                           -------------------------------------
                                           President and Chief Executive Officer


Dated: May 16, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
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    10.1                      QLT Inc. 2005 Incentive Plan